FIRST AMERICAN INVESTMENT FUNDS, INC.

 Supplement dated September 24, 2001 to the Statement of Additional Information
                            dated September 24, 2001

   THIS INFORMATION SUPPLEMENTS THE STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 24, 2001. THIS SUPPLEMENT AND THE STATEMENT OF ADDITIONAL INFORMATION
     CONSTITUTE A CURRENT STATEMENT OF ADDITIONAL INFORMATION. TO REQUEST A
   COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, PLEASE CALL 1-800-637-2548

Effective September 24, 2001, the section of the First American Investment Funds' Statement of Additional Information titled "Additional Information Concerning Fund Investments" is amended by adding the following to such section:

         SHORT SALES

                  Micro-Cap fund may seek to hedge investments or generate additional investment returns through the short sale of securities when the funds' investment adviser believes that market conditions make it advisable to do so. Short sales are transactions in which a fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The fund also will incur transaction costs in effecting short sales.

                  The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the fund may be required to pay in connection with the short sale. An increase in the value of the security sold short by the fund over the price at which it was sold short will result in a loss to the fund, and there can be no assurance that the fund will be able to close out the position at any particular time or at an acceptable price.


Effective September 24, 2001, the section of the First American Investment Funds' Statement of Additional Information titled "Investment Restrictions" regarding the Funds' non-fundamental investment restriction regarding the short sale of securities is amended as follows:

                  None of the Funds, other than the Micro Cap Fund, will make short sales of securities.